                                                                   EXHIBIT 20.19

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                     October 31, 2000
                                                    --------------------------
        Determination Date:                                  November 7, 2000
                                                    --------------------------
        Distribution Date:                                  November 15, 2000
                                                    --------------------------
        Monthly Period Ending:                               October 31, 2000
                                                    --------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.      Collection Account Summary

        Available Funds:
                  Payments Received                                                     $5,001,997.21
                  Liquidation Proceeds (excluding Purchase Amounts)                       $381,057.10
                  Current Monthly Advances                                                  81,481.58
                  Amount of withdrawal, if any, from the Spread Account                         $0.00
                  Monthly Advance Recoveries                                               (78,816.29)
                  Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                  Purchase Amounts - Liquidated Receivables                                     $0.00
                  Income from investment of funds in Trust Accounts (less prior
                                             month adjustment)                            ($69,304.21)
                                                                                     -----------------
        Total Available Funds                                                                                 $5,316,415.39
                                                                                                           =================

        Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                             $0.00
                  Backup Servicer Fee                                                           $0.00
                  Basic Servicing Fee                                                     $125,143.68
                  Trustee and other fees                                                        $0.00
                  Class A-1 Interest Distributable Amount                                       $0.00
                  Class A-2 Interest Distributable Amount                                 $256,243.46
                  Class A-3 Interest Distributable Amount                                 $292,291.67
                  Noteholders' Principal Distributable Amount                           $4,445,674.27
                  Amounts owing and not paid to Security Insurer under
                                             Insurance Agreement                                $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                  Spread Account Deposit                                                  $197,062.31
                                                                                     -----------------
        Total Amounts Payable on Distribution Date                                                            $5,316,415.39
                                                                                                           =================


                                 Page 1 (1998-E)

 II.    Available Funds

        Collected Funds (see V)
                                 Payments Received                                           $5,001,997.21
                                 Liquidation Proceeds (excluding Purchase Amounts)             $381,057.10        $5,383,054.31
                                                                                       --------------------

        Purchase Amounts                                                                                                  $0.00

        Monthly Advances
                                 Monthly Advances - current Monthly Period (net)                 $2,665.29
                                 Monthly Advances - Outstanding Monthly Advances
                                    not otherwise reimbursed to the Servicer                         $0.00            $2,665.29
                                                                                       --------------------

        Income from investment of funds in Trust Accounts                                                           ($69,304.21)
                                                                                                               -----------------

        Available Funds                                                                                           $5,316,415.39
                                                                                                               =================

III.    Amounts Payable on Distribution Date

           (i)(a)       Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by AFL or the Servicer)                                                       $0.00

           (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

           (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                         $0.00

           (ii)         Accrued and unpaid fees (not otherwise paid by AFL or
                        the Servicer):
                                       Owner Trustee                                                 $0.00
                                       Administrator                                                 $0.00
                                       Indenture Trustee                                             $0.00
                                       Indenture Collateral Agent                                    $0.00
                                       Lockbox Bank                                                  $0.00
                                       Custodian                                                     $0.00
                                       Backup Servicer                                               $0.00
                                       Collateral Agent                                              $0.00                $0.00
                                                                                       --------------------

           (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                        $125,143.68

           (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

           (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                           $0.00

           (iv)         Class A-1 Interest Distributable Amount                                                           $0.00
                        Class A-2 Interest Distributable Amount                                                     $256,243.46
                        Class A-3 Interest Distributable Amount                                                     $292,291.67


           (v)          Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                $2,534,034.33
                                  Payable to Class A-2 Noteholders                                                $1,911,639.94
                                  Payable to Class A-3 Noteholders                                                        $0.00


           (vii)        Unpaid principal balance of the Class A-1 Notes after
                        deposit to the Note Distribution Account of any funds
                        in the Class A-1 Holdback Subaccount (applies only on
                        the Class A-1 Final Scheduled Distribution Date)                                                  $0.00

           (ix)         Amounts owing and not paid to the Security Insurer under
                        Insurance Agreement                                                                               $0.00
                                                                                                               -----------------

                        Total amounts payable on Distribution Date                                                $5,119,353.08
                                                                                                               =================


                                 Page 2 (1998-E)

IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
      Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                 Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                 Maximum Amount)                                                                      $197,062.31

      Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over Available Funds
                 (excluding amounts payable under item (vii) of Section III)                                $0.00

                 Amount available for withdrawal from the Reserve Account
                 (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                 Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                 withdrawals from or deposits to the Reserve Account in
                 respect of transfers of Subsequent Receivables)                                            $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                 Trustee from the Reserve Account (excluding the Class A-1
                 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                     $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
      Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the
                 Class A-1 Notes exceeds (b) Available Funds after payment of
                 amounts set forth in item (v) of Section III                                               $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                      $0.00

                 (The amount by which the remaining principal balance of the Class
                 A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                 Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                       $0.00

      Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                 Holdback Subaccount  and Available Funds                                                   $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made
                 under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

      Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                 immediately following the end of the Funding Period, of (a)
                 the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the
                 Class A-4 Prepayment Amount, over, (b) the amount on deposit
                 in the Pre-Funding Account                                                                 $0.00


      Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                 Distribution Date, of (a) the unpaid principal balance of
                 the Class A-1 Notes over (b) the sum of the amounts
                 deposited in the Note Distribution Account under item (v)
                 and (vii) of Section III or pursuant to a withdrawal from
                 the Class A-1 Holdback Subaccount.                                                         $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
      Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
      Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
      A-1 Maturity Shortfall.)


                                 Page 3 (1998-E)

 V.  Collected Funds

     Payments Received:
                       Supplemental Servicing Fees                                                      $0.00
                       Amount allocable to interest                                              1,611,197.92
                       Amount allocable to principal                                             3,390,799.29
                       Amount allocable to Insurance Add-On Amounts                                     $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                           $0.00
                                                                                          --------------------

     Total Payments Received                                                                                        $5,001,997.21

     Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated Receivables                404,136.55

                       Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts
                          required to be refunded to Obligors on such Liquidated
                          Receivables                                                              (23,079.45)
                                                                                          --------------------

     Net Liquidation Proceeds                                                                                         $381,057.10

     Allocation of Liquidation Proceeds:
                       Supplemental Servicing Fees                                                      $0.00
                       Amount allocable to interest                                                     $0.00
                       Amount allocable to principal                                                    $0.00
                       Amount allocable to Insurance Add-On Amounts                                     $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                           $0.00               $0.00
                                                                                          --------------------   -----------------

     Total Collected Funds                                                                                          $5,383,054.31
                                                                                                                 =================

 VI. Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                $0.00
                       Amount allocable to interest                                                     $0.00
                       Amount allocable to principal                                                    $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                           $0.00

     Purchase Amounts - Administrative Receivables                                                                          $0.00
                       Amount allocable to interest                                                     $0.00
                       Amount allocable to principal                                                    $0.00
                       Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                                           $0.00
                                                                                          --------------------

     Total Purchase Amounts                                                                                                 $0.00
                                                                                                                 =================

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                     $150,449.72

     Outstanding Monthly Advances reimbursed to the
        Servicer prior to deposit in the Collection
        Account from:
                       Payments received from Obligors                                            ($78,816.29)
                       Liquidation Proceeds                                                             $0.00
                       Purchase Amounts - Warranty Receivables                                          $0.00
                       Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                          --------------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                       ($78,816.29)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                      ($78,816.29)

     Remaining Outstanding Monthly Advances                                                                            $71,633.43

     Monthly Advances - current Monthly Period                                                                         $81,481.58
                                                                                                                 -----------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                       $153,115.01
                                                                                                                 =================

                                 Page 4 (1998-E)

VIII. Calculation of Interest and Principal Payments

      A.  Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                            $3,390,799.29
                  Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables
                     during the Monthly Period                                                                        $1,054,874.98
                  Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                              $0.00
                  Cram Down Losses                                                                                            $0.00
                                                                                                                   -----------------

                  Principal Distribution Amount                                                                       $4,445,674.27
                                                                                                                   =================

      B.  Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes
                     (as of the immediately preceding Distribution
                     Date after distributions of principal to Class A-1
                     Noteholders on such Distribution Date)                                       $4,228,623.49

                  Multiplied by the Class A-1 Interest Rate                                              5.4290%

                  Multiplied by actual days in the period or in the case of the
                     first Distribution Date, by 24/360                                              0.00000000               $0.00
                                                                                             -------------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         --
                                                                                                                   -----------------

                  Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                   =================

      C.  Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes
                     (as of the immediately preceding Distribution
                     Date after distributions of principal to Class A-2
                     Noteholders on such Distribution Date)                                      $54,909,312.46

                  Multiplied by the Class A-2 Interest Rate                                               5.600%

                  Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 23/360                                                                 0.08333333         $256,243.46
                                                                                             -------------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                   -----------------

                  Class A-2 Interest Distributable Amount                                                               $256,243.46
                                                                                                                   =================

      D.  Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes
                     (as of the immediately preceding Distribution
                     Date after distributions of principal to Class A-3
                     Noteholders on such Distribution Date)                                      $61,000,000.00

                  Multiplied by the Class A-3 Interest Rate                                               5.750%

                  Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 23/360                                                                 0.08333333         $292,291.67
                                                                                             -------------------

                  Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                   -----------------

                  Class A-3 Interest Distributable Amount                                                               $292,291.67
                                                                                                                   =================





                                 Page 5 (1998-E)

      E.  Calculation of Noteholders' Interest Distributable Amount

                    Class A-1 Interest Distributable Amount                                        $0.00
                    Class A-2 Interest Distributable Amount                                  $256,243.46
                    Class A-3 Interest Distributable Amount                                  $292,291.67



                    Noteholders' Interest Distributable Amount                                                     $548,535.12
                                                                                                             ==================

      F.  Calculation of Noteholders' Principal Distributable Amount:

                    Noteholders' Monthly Principal Distributable Amount:

                    Principal Distribution Amount                                          $4,445,674.27

                    The Class A-1 Notes will receive 57.00% of the
                    Principal Distribution Amount on each Distribution
                    Date. The Class A-2 Notes will receive 43.00% of the
                    Principal Distribution Amount on each Distribution
                    Date until the Class A-1 Notes are paid off. Once
                    the Class A-1 Notes are paid off the Class A-2 Notes
                    and the Class A-3 Notes will be "sequential pay"
                    classes, as follows; Once the Class A-1 Notes are
                    paid off the Class A-2 notes will continue to
                    amortize, until they are paid off; and once the
                    Class A-2 Notes are paid off the Class A-3 Notes
                    will begin to amortize until they are paid off.
                                                                                                                 $4,445,674.27

                    Unpaid Noteholders' Principal Carryover Shortfall                                                    $0.00
                                                                                                             ------------------

                    Noteholders' Principal Distributable Amount                                                  $4,445,674.27
                                                                                                             ==================

      G.  Application of Noteholders' Principal Distribution Amount:


                    Amount of Noteholders' Principal Distributable Amount
                        payable to Class A-1 Notes                                                 57.00%        $2,534,034.33
                                                                                         ----------------    ==================


                    Amount of Noteholders' Principal Distributable Amount
                       payable to Class A-2 Notes                                                  43.00%        $1,911,639.94
                                                                                         ----------------    ==================


IX.   Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the  Pre-Funding Account as of
         the preceding Distribution Date or, in the case of
         the first Distribution Date, as of the Closing
         Date                                                                                                            $0.00
                                                                                                             ------------------
                                                                                                                         $0.00
                                                                                                             ==================

      Less: withdrawals from the Pre-Funding Account in
         respect of transfers of Subsequent Receivables to
         the Trust occurring on a Subsequent Transfer Date
         (an amount equal to (a) $0 (the aggregate
         Principal Balance of Subsequent Receivables
         transferred to the Trust) plus (b) $0 (an amount
         equal to $0 multiplied by (A) one less (B)((i)
         the Pre-Funded Amount after giving effect to
         transfer of Subsequent Receivables over (ii) $0))                                                               $0.00

      Less: any amounts remaining on deposit in the
         Pre-Funding Account in the case of the February
         1999 Distribution Date or in the case the amount
         on deposit in the Pre-Funding Account has been
         Pre-Funding Account has been reduced to $100,000
         or less as of the Distribution Date (see B below)                                                               $0.00
                                                                                                             ------------------

      Amount remaining on deposit in the Pre-Funding
         Account after Distribution Date
                                                                                                   $0.00
                                                                                         ----------------
                                                                                                                         $0.00
                                                                                                             ==================


      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a
         result of the Pre-Funded Amount not being reduced
         to zero on the Distribution Date on or
         immediately preceding the end of the
         Funding Period.                                                                                                 $0.00

                                 Page 6 (1998-E)

 X.  Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

     Product of (x) weighted average of the Class A-1, A-2, and A-3 Interest Rates
     (based on outstanding Class A-1, A-2, and A-3 principal balances), divided by 360                   5.6701%
     (y) (the Pre-Funded Amount on such Distribution Date)                                                 0.00
     (z) (the number of days until the February 1999 Distribution Date)                                       0
                                                                                                                              $0.00
     Less the product of (x) 2.5% divided by 360,                                                         2.500%
     (y) the Pre-Funded Amount on such Distribution Date and,                                              0.00
     (z) (the number of days until the February 1999 Distribution Date)                                       0               $0.00
                                                                                                                    ----------------


     Requisite Reserve Amount                                                                                                 $0.00
                                                                                                                    ================

     Amount on deposit in the Reserve Account (other than the Class A-1
        Holdback Subaccount) as of the preceding Distribution Date or, in the
        case of the first Distribution Date, as of the Closing Date                                                           $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
        in respect of transfers of Subsequent Receivables)                                                                    $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account
        (other than the Class A-1 Holdback Subaccount) over the Requisite
        Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables)                                                                                               $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1
        Holdback Subaccount) to cover the excess, if any, of total amount
        payable over Available Funds (see IV above)                                                                           $0.00
                                                                                                                    ----------------

     Amount remaining on deposit in the Reserve Account (other than the Class
        A-1 Holdback Subaccount) after the Distribution Date                                                                  $0.00
                                                                                                                    ================

 XI. Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
        Date, as applicable,                                                                                                  $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
        Pool Balance after giving effect to the transfer of Subsequent
        Receivables on the Distribution Date or on a Subsequent Transfer Date
        preceding the Distribution Date))                                                                                         0

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
        to cover a Class A-1 Maturity Shortfall (see IV above)                                                                $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
        Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
        the Indenture Trustee)                                                                                                $0.00
                                                                                                                    ----------------

     Class A-1 Holdback Subaccount immediately following the Distribution Date                                                $0.00
                                                                                                                    ================

XII. Calculation of Servicing Fees

     Aggregate Principal Balance as of the first day of the Monthly Period     $120,137,935.18
     Multiplied by Basic Servicing Fee Rate                                               1.25%
     Multiplied by months per year                                                  0.08333333
                                                                             ------------------

     Basic Servicing Fee                                                                            $125,143.68

     Less: Backup Servicer Fees                                                                           $0.00

     Supplemental Servicing Fees                                                                          $0.00
                                                                                                  --------------

     Total of Basic Servicing Fees and Supplemental Servicing Fees                                                      $125,143.68
                                                                                                                    ================

                                 Page 7 (1998-E)

XIII.  Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly
                Period
                       Class A-1 Notes                                                                       $4,228,623.49
                       Class A-2 Notes                                                                      $54,909,312.46
                       Class A-3 Notes                                                                      $61,000,000.00


          b. Amount distributed to Noteholders allocable to principal
                       Class A-1 Notes                                                                       $2,534,034.33
                       Class A-2 Notes                                                                       $1,911,639.94
                       Class A-3 Notes                                                                               $0.00


          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                       Class A-1 Notes                                                                       $1,694,589.16
                       Class A-2 Notes                                                                      $52,997,672.52
                       Class A-3 Notes                                                                      $61,000,000.00


          d. Interest distributed to Noteholders
                       Class A-1 Notes                                                                               $0.00
                       Class A-2 Notes                                                                         $256,243.46
                       Class A-3 Notes                                                                         $292,291.67


          e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                     $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                     $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                     $0.00


          f. Amount distributed payable out of amounts withdrawn from or pursuant to:
             1. Reserve Account                                                         $0.00
             2. Spread Account Class A-1 Holdback Subaccount                            $0.00
             3. Claim on the Note Policy                                                $0.00

          g. Remaining Pre-Funded Amount                                                                             $0.00

          h. Remaining Reserve Amount                                                                                $0.00

          i. Amount on deposit on Class A-1 Holdback Subaccount                                                      $0.00

          j. Prepayment amounts
                       Class A-1 Prepayment Amount                                                                   $0.00
                       Class A-2 Prepayment Amount                                                                   $0.00
                       Class A-3 Prepayment Amount                                                                   $0.00


          k. Prepayment Premiums
                       Class A-1 Prepayment Premium                                                                  $0.00
                       Class A-2 Prepayment Premium                                                                  $0.00
                       Class A-3 Prepayment Premium                                                                  $0.00


          l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                fees, if any, paid by the Trustee on behalf of the Trust                                       $125,143.68

          m. Note Pool Factors (after giving effect to distributions on the
                Distribution Date)
                       Class A-1 Notes                                                                          0.02647796
                       Class A-2 Notes                                                                          0.52997673
                       Class A-3 Notes                                                                          1.00000000


                                 Page 8 (1998-E)

 XVI.  Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                  $224,999,999.23
                    Subsequent Receivables                                                             --
                                                                                    ----------------------
                    Original Pool Balance at end of Monthly Period                        $224,999,999.23
                                                                                    ======================

                    Aggregate Principal Balance as of preceding Accounting Date           $120,137,935.18
                    Aggregate Principal Balance as of current Accounting Date             $115,692,260.91




       Monthly Period Liquidated Receivables                                             Monthly Period Administrative Receivables

                                  Loan #               Amount                                          Loan #         Amount
                                  ------               ------                                          ------         ------
                    see attached listing          $1,054,874.98                          see attached listing            --
                                                          $0.00                                                       $0.00
                                                          $0.00                                                       $0.00
                                                 ---------------                                                      ------
                                                  $1,054,874.98                                                       $0.00
                                                 ===============                                                      ======

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting
          Date) of all Receivables delinquent more than 30
          days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                   $6,614,506.96

       Aggregate Principal Balance as of the Accounting Date                          $115,692,260.91
                                                                            --------------------------

       Delinquency Ratio                                                                                       5.71732881%
                                                                                                               ===========


        IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                            ARCADIA FINANCIAL LTD.

                            By:
                                ------------------------------------------

                            Name: Cheryl K. Debaro
                                  ----------------------------------------
                            Title: Vice President / Securitization
                                   ---------------------------------------



                                 Page 9 (1998-E)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING OCTOBER 31, 2000

  I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION            $225,000,000

                                AGE OF POOL (IN MONTHS)                     23

  II. Delinquency Ratio

      Sum of Principal Balances (as of the Accounting
         Date) of all Receivables delinquent more than 30
         days with respect to all or any portion of a
         Scheduled Payment
         as of the Accounting Date                                                       $6,614,506.96

      Aggregate Principal Balance as of the Accounting Date                            $115,692,260.91
                                                                                     ------------------

      Delinquency Ratio                                                                                                5.71732881%
                                                                                                               ===================


 III. Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                        5.71732881%

      Delinquency ratio - preceding Determination Date                                      5.38361011%

      Delinquency ratio - second preceding Determination Date                               5.35821684%
                                                                                     ------------------


      Average Delinquency Ratio                                                                                        5.48638525%
                                                                                                              ====================


  IV. Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                           $22,060,798.14

                  Add: Sum of Principal Balances (as of the Accounting Date) of
                          Receivables that became Liquidated Receivables during
                          the Monthly Period or that became Purchased
                          Receivables during Monthly Period (if delinquent more
                          than 30 days with respect to any portion of a
                          Scheduled Payment at time of purchase)                                                    $1,054,874.98
                                                                                                              --------------------

      Cumulative balance of defaults as of the current Accounting Date                                             $23,115,673.12

                       Sum of Principal Balances (as of the Accounting Date)
                          of 90+ day delinquencies                                        1,262,711.78

                                        Percentage of 90+ day delinquencies
                                          applied to defaults                                   100.00%             $1,262,711.78
                                                                                     ------------------       --------------------

      Cumulative balance of defaults and 90+ day delinquencies as of the
         current Accounting Date                                                                                   $24,378,384.90
                                                                                                              ====================




  V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

      Cumulative Default Rate - current Determination Date                                  10.8348377%

      Cumulative Default Rate - preceding Determination Date                                10.3821318%

      Cumulative Default Rate - second preceding Determination Date                          9.9633560%


                                 Page 1 (1998-E)

VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                  $10,706,075.48

        Add:    Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
                   Period) of all Receivables that became Liquidated
                   Receivables or that became Purchased Receivables and that
                   were delinquent more than 30 days with respect to any
                   portion of a Scheduled Payment as of the Accounting Date              $1,054,874.98
                                                                                      -----------------

                Liquidation Proceeds received by the Trust                                ($381,057.10)               $673,817.88
                                                                                      -----------------          -----------------

        Cumulative net losses as of the current Accounting Date                                                    $11,379,893.36

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                              $1,262,711.78

                               Percentage of 90+ day delinquencies
                                  applied to losses                                              50.00%               $631,355.89
                                                                                      -----------------          -----------------

        Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                         $12,011,249.25
                                                                                                                 =================


VII.    Cumulative Net Loss Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                           5.3383330%

        Cumulative Net Loss Rate - preceding Determination Date                                                         5.0059891%

        Cumulative Net Loss Rate - second preceding Determination Date                                                  4.7561194%

VIII.   Other Information Provided to FSA

        A. Credit Enhancement Fee information:

           Aggregate Principal Balance as of the Accounting Date                       $115,692,260.91
           Multiplied by: Credit Enhancement Fee  (31 bp's) * (30/360)                          0.0258%
                                                                                      -----------------
                             Amount due for current period                                                             $29,887.17
                                                                                                                 =================

        B. Dollar amount of loans that prepaid during the Monthly Period                                            $1,295,998.89
                                                                                                                 =================

           Percentage of loans that prepaid during the Monthly Period                                                  1.12021226%
                                                                                                                 =================

        C. Premium Supplement Accrual (EOD)

           Aggregate Principal Balance as of the Accounting Date                       $115,692,260.91
           Multiplied by: Premium Supplement Fee (50 bp's) * (30/360)                           0.0417%
                                                                                      -----------------
                                Amount due for current period                                                          $48,205.11
                                                                                                                 =================

           Cumulative Balance                                                                                         $150,090.32
                                                                                                                 =================


VIII.   Classic/Premier Loan Detail

                                                                Classic               Premier                 Total
                                                                -------               -------                 -----
        Aggregate Loan Balance, Beginning                    93,874,268.56         $26,263,666.62        $120,137,935.18
          Subsequent deliveries of Receivables                                                                      0.00
          Prepayments                                          (927,817.30)           (368,181.59)         (1,295,998.89)
          Normal loan payments                               (1,595,317.64)           (499,482.76)         (2,094,800.40)
          Liquidated Receivables                               (909,932.51)           (144,942.47)         (1,054,874.98)
          Administrative and Warranty Receivables                     0.00                                          0.00
                                                          -----------------      -----------------      -----------------
        Aggregate Loan Balance, Ending                      $90,441,201.11         $25,251,059.80        $115,692,260.91
                                                          =================      =================      =================

        Delinquencies                                        $5,866,335.61             748,171.35          $6,614,506.96
        Recoveries                                             $295,087.12             $85,969.98            $381,057.10
        Net Losses                                              614,845.39              58,972.49            $673,817.88


                                Page 2 (1998-E)


IX.     Spread Account Information                                                       $                                %

        Beginning Balance                                                          $10,812,414.24                    9.34584056%

        Deposit to the Spread Account                                                 $197,062.31                    0.17033318%
        Spread Account Initial Deposit                                                      $0.00
        Spread Account Additional Deposit                                                   $0.00                    0.00000000%
        Withdrawal from the Spread Account                                            ($62,130.92)                  -0.05370361%
        Disbursements of Excess                                                      ($605,580.81)                  -0.52344107%
        Interest earnings on Spread Account                                            $70,538.73                    0.06097100%
                                                                                ------------------             -----------------

        Ending Balance                                                             $10,412,303.55                    9.00000000%
                                                                                ==================             =================

        Specified Balance pursuant to Section 3.03 of the
           Spread Account Agreement among Olympic Financial Ltd.,
           Arcadia Receivables Finance Corp., Financial Security
           Assurance Inc. and Norwest Bank Minnesota, National Association         $10,412,303.55                    9.00000000%
                                                                                ==================             =================


X.      Trigger Events

        Cumulative Loss and Default Triggers as of December 1, 1998

                           Loss            Default          Loss Event          Default Event
 Month                  Performance      Performance        of Default           of Default
 --------------------------------------------------------------------------------------------
            3              1.05%             2.11%             1.33%                 2.66%
            6              2.11%             4.21%             2.66%                 5.32%
            9              3.05%             6.10%             3.85%                 7.71%
           12              3.90%             7.79%             4.92%                 9.84%
           15              5.02%            10.03%             6.34%                12.68%
           18              6.04%            12.07%             7.63%                15.25%
           21              6.93%            13.85%             8.75%                17.50%
           24              7.70%            15.40%             9.73%                19.45%
           27              8.10%            16.21%            10.24%                20.47%
           30              8.43%            16.86%            10.65%                21.29%
           33              8.71%            17.43%            11.01%                22.01%
           36              8.96%            17.92%            11.32%                22.63%
           39              9.08%            18.15%            11.47%                22.93%
           42              9.17%            18.34%            11.58%                23.16%
           45              9.25%            18.49%            11.68%                23.36%
           48              9.31%            18.62%            11.76%                23.52%
           51              9.36%            18.73%            11.83%                23.65%
           54              9.41%            18.81%            11.88%                23.76%
           57              9.44%            18.88%            11.92%                23.84%
           60              9.46%            18.93%            11.95%                23.91%
           63              9.48%            18.96%            11.97%                23.95%
           66              9.49%            18.98%            11.99%                23.98%
           69              9.50%            18.99%            12.00%                23.99%
           72              9.50%            19.00%            12.00%                24.00%

 --------------------------------------------------------------------------------------------


        Average Delinquency Ratio equal to or greater than 8.25%               Yes________                      No___X_____

        Cumulative Default Rate (see above table)                              Yes________                      No___X_____

        Cumulative Net Loss Rate (see above table)                             Yes________                      No___X_____

        Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                   Yes________                      No___X_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                       Yes________                      No___X_____

        To the knowledge of the Servicer, a Capture Event has
            occurred and be continuing                                         Yes________                      No___X_____

        To the knowledge of the Servicer, a prior Capture Event has
             been cured by a permanent waiver                                  Yes________                      No___X_____

               IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           ------------------------------------

                                        Name: Cheryl K. Debaro
                                              ---------------------------------
                                        Title:  Vice President / Securitization
                                              ---------------------------------


                                 Page 3 (1998-E)